EXHIBIT 10.30

WAIVER AND AMENDMENT NO. 4 dated as of December 3, 2012 (this “Waiver and Amendment”), to the CREDIT AGREEMENT dated as of March 22, 2010, as amended pursuant to that certain Amendment No. 1 dated as of June 11, 2010, that certain Incremental Assumption Agreement and Amendment No. 2 dated as of March 11, 2011 and that certain Amendment No. 3 dated as of August 2, 2011 (as so amended, the “Credit Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the lenders from time to time party to the Amended and Restated Credit Agreement (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. Pursuant to Section 6.07 of the Credit Agreement, reasonable and customary fees may be paid to non-officer directors of the Borrower in an aggregate amount not to exceed $500,000 in any fiscal year (the “Fee Cap”).

C. The Borrower has informed the Administrative Agent that for the Borrower’s fiscal year 2010, fiscal year 2011 and fiscal year 2012, the Borrower paid fees to non-officer directors of the Borrower of approximately $177,000, $214,250 and $204,396, respectively, in excess of the Fee Cap (the “Specified Defaults”).

D. The Borrower has requested that the Required Lenders waive the Specified Defaults, and the Required Lenders have agreed to such request on and subject to the terms and conditions of this Waiver and Amendment.

E. The Borrower and the Required Lenders desire to amend the Credit Agreement as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby mutually acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Waiver and Amendment. This Waiver and Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Waiver. Subject to satisfaction of the conditions set forth below, the undersigned Lenders, constituting the Required Lenders, hereby waive all Specified Defaults that exist on the Waiver and Amendment No. 4 Effective Date (as defined below). The foregoing is not construed to waive, expressly or by implication, any future Default or Event of Default.

SECTION 3. Amendments to the Credit Agreement. On the Waiver and Amendment No. 4 Effective Date, Section 6.07 of the Credit Agreement is hereby amended by striking each reference to “$500,000” therein and replacing the same with “$1,000,000”.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Waiver and Amendment, the Borrower represents and warrants to the Administrative Agent and the Required Lenders that, as of the Waiver and Amendment No. 4 Effective Date and after giving effect to this Waiver and Amendment:

(a) This Waiver and Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Credit Agreement constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Waiver and Amendment No. 4 Effective Date with the same effect as though made on and as of the Waiver and Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness. This Waiver and Amendment shall become effective on the date (the “Waiver and Amendment No. 4 Effective Date”) that the Administrative Agent shall have received counterparts of this Waiver and Amendment that, when taken together, bear the signatures of (i) the Borrower (ii) each Subsidiary Guarantor and (iii) the Required Lenders.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver and Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as amended hereby.

SECTION 7. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Waiver and Amendment, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Waiver and Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

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SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Waiver and Amendment in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 9. Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10. Applicable Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Headings. The headings of this Waiver and Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: Executive VP and COO

ALION-METI CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-CATI CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-JJMA CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION-BMH CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

WASHINGTON CONSULTING, INC.,

By	/s/ Barry Broadus
Name: Barry Broadus
Title: Treasurer

ALION-MA&D CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,

By	Jeffrey L. Boyers
Name: Jeffrey L. Boyers
Title: Treasurer

ALION—IPS CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

ALION INTERNATIONAL CORPORATION,

By	/s/ Stacy Mendler
Name: Stacy Mendler
Title: President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a Lender and as Administrative Agent,

By	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

GGC UNLEVERED CREDIT OPPORTUNITIES, LLC, as a Lender,

By	/s/ Rob Stobo
Name: Rob Stobo
Title: Authorized Signatory